EXHIBIT 10(c)
                                                                EXECUTION COPY


                                    WARRANT

                          TO PURCHASE COMMON STOCK OF


                         HANGER ORTHOPEDIC GROUP, INC.


                        Issuance Date: November 1, 1996



                       Number of Shares of Common Stock:
                        800,000 (subject to adjustment)


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                               TABLE OF CONTENTS

                                                                          PAGE

ARTICLE 1.  DEFINITIONS....................................................  1

ARTICLE 2.  EXERCISE OF WARRANT............................................  5
         2.1  Manner of Exercise...........................................  5
         2.2  Exercise Price...............................................  6
         2.3  Payment of Taxes.............................................  7
         2.4  Fractional Shares............................................  7
         2.5  Continued Validity...........................................  7

ARTICLE 3.             TRANSFER, DIVISION AND COMBINATION, ADDITIONAL
                       WARRANTS............................................  7
         3.1  Transfer ....................................................  7
         3.2  Division and Combination.....................................  7
         3.3  Expenses ....................................................  8
         3.4  Maintenance of Books.........................................  8

ARTICLE 4. REDUCTION IN NUMBER OF ISSUABLE SHARES OF WARRANT
         STOCK.............................................................  8
         4.1  Share Reduction..............................................  8
         4.2  Pro Rata Effect..............................................  8
         4.3  New Warrants.................................................  8

ARTICLE 5.  ADJUSTMENTS....................................................  8
         5.1  Stock Splits, Combinations, etc..............................  8
         5.2  Reclassification, Combinations, Mergers, etc.................  9
         5.3  Issuance of Options or Convertible Securities................ 10
         5.4  Dividends and Distributions.................................. 10
         5.5  Self-Tenders................................................. 11
         5.6  Issuance of Additional Shares of Common Stock................ 11
         5.7  Certain Distributions........................................ 12
         5.8  Consideration Received....................................... 12
         5.9  Deferral or Exclusion of Certain Adjustments................. 12
         5.10  Changes in Options and Convertible Securities............... 12
         5.11  Expiration of Options and Convertible Securities............ 12
         5.12  Other Adjustments........................................... 13
         5.13  Other Action Affecting Common Stock......................... 13

ARTICLE 6.  NOTICES TO WARRANT HOLDERS..................................... 13
         6.1  Notice of Adjustments........................................ 13
         6.2  Notice of Certain Corporate Action........................... 14

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                                                                          PAGE

ARTICLE 7.  NO IMPAIRMENT.................................................. 14

ARTICLE 8.   COMMON STOCK; RESERVATION AND AUTHORIZATION
             OF REGISTRATION WITH OR APPROVAL OF ANY
             GOVERNMENTAL AUTHORITY........................................ 14

ARTICLE 9.  TAKING OF RECORD; STOCK AND WARRANT
                                      TRANSFER BOOKS....................... 15

ARTICLE 10.  RESTRICTIONS ON TRANSFERABILITY............................... 15
         10.1  Restrictive Legend.......................................... 15
         10.2  Restriction on Transfers.................................... 16
         10.3  Listing on Securities Exchange or NASDAQ.................... 16

ARTICLE 11.  REGISTRATION RIGHTS........................................... 17
         11.1  Incidental Registrations.................................... 17
         11.2  Registration on Request..................................... 18
         11.3  Registration Procedures..................................... 19
         11.5  Rule 144.................................................... 25
         11.6  Selection of Counsel........................................ 25
         11.7  Holdback Agreement.......................................... 25

ARTICLE 12.  LOSS OR MUTILATION............................................ 25

ARTICLE 13.  OFFICE OF THE COMPANY......................................... 26

ARTICLE 14.  FINANCIAL AND BUSINESS INFORMATION............................ 26

ARTICLE 15.  LIMITATION OF LIABILITY....................................... 26

ARTICLE 16.  MISCELLANEOUS................................................. 27
         16.1  Nonwaiver and Expenses...................................... 27
         16.2  Notice Generally............................................ 27
         16.3  Successors and Assigns...................................... 27
         16.4  Amendment................................................... 28
         16.5  Severability................................................ 28
         16.6  Headings.................................................... 28
         16.7  GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE............ 28
         16.8  MUTUAL WAIVER OF JURY TRIAL................................. 28

EXHIBIT A      SUBSCRIPTION FORM
EXHIBIT B      ASSIGNMENT FORM

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NEITHER THIS WARRANT NOR THE  SECURITIES  ISSUABLE UPON  EXERCISE  HEREOF HAVE
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT.

                                    WARRANT

                         TO PURCHASE 800,000 SHARES OF
                    COMMON STOCK (SUBJECT TO ADJUSTMENT) OF

                         HANGER ORTHOPEDIC GROUP, INC.


          THIS IS TO CERTIFY THAT, for value received, PARIBAS PRINCIPAL INC. (the "INITIAL HOLDER"), or its registered assigns, is the owner of eight hundred thousand (800,000) Warrants (as hereinafter defined), which entitle the Holder (as hereinafter defined), at any time prior to the Expiration Date (as hereinafter defined), to purchase from HANGER ORTHOPEDIC GROUP, INC., a Delaware corporation (the "COMPANY"), eight hundred thousand (800,000) shares of Common Stock (as hereinafter defined and such number subject to adjustment as provided herein), in whole or in part, including fractional parts, all on the terms and conditions and pursuant to the provisions hereinafter set forth.


          ARTICLE 1. DEFINITIONS

          As used in this Warrant, the following terms have the respective meanings set forth below:

          "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company after the Issuance Date, other than the Warrant Stock.

          "AFFILIATE" shall mean, as to any Person, (i) any other Person directly or indirectly controlling, controlled by, or under common control with such Person or (ii) any director, officer or partner of such Person or any Person specified in clause (i) above.

          "AGGREGATE EXERCISE PRICE" shall mean, with respect to the exercise of all or a portion of the Warrant, the Exercise Price multiplied by the number of shares of Warrant Stock purchased upon such exercise.

          "BUSINESS DAY" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Maryland.

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                                                                             2

          "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "COMMON STOCK" shall mean the collective reference to the common stock of the Company, par value $.01 per share, as constituted on the Issuance Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof in which the shares of Common Stock are converted into a new class of capital stock and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 5.2) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 5.2.

          "CONVERTIBLE SECURITIES" shall have the meaning set forth in Section
     5.3 hereof.

          "CVCA"  shall  mean  Chase  Venture  Capital  Associates,   L.P.,  a
     California limited partnership.

          "DEMAND PARTY" shall mean any other Holder or Holders that, either individually or in aggregate with all other Holders with whom it is acting together to demand registration, own(s) at least 50% of the total number of Registrable Securities (whether in the form of Warrants or Warrant Stock).

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "EXERCISE PERIOD" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

          "EXERCISE PRICE" shall have the meaning set forth in Section 2.2 hereof.

          "EXPIRATION   DATE"   shall  mean  the  date  which  is  the  eighth
     anniversary of the Issuance Date.

          "FAIR VALUE" shall mean, with respect to the valuation of any evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, the fair market value thereof as determined in good faith by the Board of Directors of the Company and, if required by the Majority Holders, supported by an opinion from an investment banking firm acceptable to the Majority Holders, which approval shall not be unreasonably withheld, of such Valuation Properties; PROVIDED, HOWEVER that the Fair Value of any Notes tendered in connection with any exercise of this Warrant pursuant to Section 2.1 shall be equal to the principal amount of such tendered Notes plus any accrued and unpaid interest or other obligations owed in respect thereof.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

          "HOLDER" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose or the Person holding any Warrant Stock, including, without limitation, in each case, transferees thereof.

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                                                                             3

          "ISSUANCE DATE" shall mean November 1, 1996.

          "MAJORITY HOLDERS" shall mean the Holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then receivable upon exercise of all Warrants.

          "MARKET PRICE" shall mean, as of any exercise date or other relevant date, the average of the per share closing prices of a share of Common Stock for the 10 consecutive Trading Days immediately preceding such date on the principal national securities exchange in the United States on which the shares of Common Stock are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange on such Trading Day, on the National Association of Securities Dealers Automated Quotations National Market System, or if the shares of Common Stock are not listed or admitted to trading on any national securities exchange or quoted on such National Market System on such Trading Day, the average of the closing bid and asked prices of a share of Common Stock in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Company. If the Common Stock is not quoted or listed by any such organization, exchange or market, the Market Price of the Common Stock as of such exercise or other relevant date shall be determined in good faith by the Board of Directors of the Company.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor entity thereto.

          "NASDAQ" shall mean the National Association of Securities Dealers Automatic Quotation System.

          "NOTES" the 8.00% Senior Subordinated Notes issued pursuant to the Note Purchase Agreement.

          "NOTE PURCHASE AGREEMENT" shall mean the Senior Subordinated Note Purchase Agreement, dated as of November 1, 1996, among the Company, CVCA and Paribas.

          "OPTIONS" shall have the meaning set forth in Section 5.3 hereof.

          "OUTSTANDING" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "PARIBAS" shall mean Paribas Principal, Inc.

          "PERMITTED ISSUANCES" shall mean the issuance of shares of Common Stock upon exercise of rights to acquire shares of Common Stock exercisable pursuant to options held by employees or directors under stock option plans which may from time to time be adopted by the Company after the Issuance Date.

          "PERSON"   shall   mean   any   individual,   sole   proprietorship,
     partnership,    joint   venture,   trust,   incorporated    organization,
     association, corporation, institution, public benefit corporation,

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                                                                             4

     entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "REGISTRABLE SECURITIES" shall mean (i) the Warrants and (ii) the Warrant Stock. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities or blue sky law then in force, or (iv) such securities shall have ceased to be Outstanding.

          "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with Article 11 of this Agreement, including, without limitation, (i) all Commission and stock exchange or NASD registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Schedule E to the By-laws of the NASD, and of its counsel),
     (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities),
     (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of
     Section 11.3 and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of counsel selected pursuant to
     Section 11.6 hereof by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and certain transfer taxes, if any, and (viii) other reasonable out-of-pocket expenses of Holders (PROVIDED that such expenses shall not include expenses of counsel other than those provided for in clause (vi) above).

          "RESPONSIBLE OFFICER" shall mean the chief executive officer of the Company, the president of the Company or the chief financial officer of the Company.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SUBSIDIARY" shall mean any corporation of which an aggregate of more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned of record or beneficially by the Company and/or one or more other Subsidiaries of the Company.

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                                                                             5

          "TENDER OFFER" shall mean any public offer to substantially all holders of Common Stock to purchase at least 50% of the Common Stock at the time outstanding.

          "TRADING DAY" shall mean each weekday other than any day on which any Common Stock is not traded on any national securities exchange, on NASDAQ or in the over-the-counter market.

          "TRANSFER" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale or transfer of a beneficial interest thereof within the meaning of the Securities Act (excluding any transfer to an Affiliate of the Initial Holder).

          "WARRANT STOCK" shall mean all shares of Common Stock issued or issuable upon the exercise hereof, including any such shares of Common Stock transferred to any transferee of such Holder.

          "WARRANTS" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

          ARTICLE 2. EXERCISE OF WARRANT

          2.1 MANNER OF EXERCISE. At any time and from time to time from and after the Issuance Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of the Common Stock issuable hereunder; PROVIDED that Holder may not exercise this Warrant if after giving effect to such exercise the total number of shares of Common Stock issued upon exercise hereof would exceed the product of:

          (i) (a) 0.45, if such date of exercise is on or prior to November 1, 1997; or
               (b) 0.50, if such date of exercise is on or prior to May 1, 1998 but after November 1, 1997; or
               (c)  1.00, if such date is after May 1, 1998; times

          (ii) the total number of shares of Common Stock issuable upon exercise hereof as of the Issuance Date (as such number of shares shall have been adjusted pursuant to Article 5 immediately prior to such exercise).

          In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 7700 Old Georgetown Road, Bethesda, Maryland 20814 or at the office or agency designated by the Company pursuant to Article 13, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to which the exercise shall relate and (ii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A (the "SUBSCRIPTION FORM"), duly executed by Holder or its agent or attorney.

          Upon receipt by the Company of (a) this Warrant and (b) the Subscription Form with the applicable box checked thereon, the Company shall issue the number of shares of Common Stock set forth in the next paragraph.

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                                                                             6

          To the extent Holder has checked the box on the Subscription Form contemplating payment of either (x) the Aggregate Exercise Price in cash or
(y) pursuant to the surrender by Holder of Notes having a Fair Value equal to the Aggregate Exercise Price in connection with an exercise hereof, then upon payment, by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company, of the Aggregate Exercise Price for the shares of Warrant Stock to be purchased pursuant to the exercise of the Warrant, the Company shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of shares of Common Stock issuable upon such exercise. To the extent Holder has checked the box on the Subscription Form by which Holder elects not to pay the Aggregate Exercise Price in cash and instead to make such payment by way of Warrant surrender, the Company shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, (i) execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of shares of Common Stock to be issued to Holder upon such "cashless" exercise and (ii) cancel the number of shares of Warrant Stock issuable upon exercise of this Warrant having an aggregate value (based on the Market Price at the time of exercise minus the Exercise Price) equal to the Aggregate Exercise Price for the number of shares described in clause (i) above.

          In either case, the stock certificate or certificates so delivered shall be in such denomination or denominations as such Holder shall request in the Subscription Form and shall be registered in the name of Holder or, subject to Article 10, such other name as shall be designated in the Subscription Form.

          This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice is received by the Company.

          If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Stock issued upon such exercise, deliver to Holder a new Warrant evidencing the right of Holder to receive the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such exercise less the number of shares issued pursuant to such exercise of this Warrant and/or, where applicable, less the number of shares surrendered in non-cash payment in connection with such exercise, which new Warrant shall in all respects (other than number of shares) be identical to this Warrant.

          2.2 EXERCISE PRICE. Subject to adjustment as hereinafter set forth, the price payable upon exercise hereof (the "Exercise Price"), with respect to each share of Common Stock, shall be:

          (a) with respect to 335,150 shares of Common Stock (the "SECTION 2.2(A) WARRANT STOCK") issuable upon exercise hereof, $6.375; and

          (b) with respect to 464,850 shares of Common Stock (the "SECTION 2.2(B) WARRANT STOCK") issuable upon exercise hereof, $4.00865.

          2.3 PAYMENT OF TAXES. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and shall have been issued free from any preemptive or similar right and shall be free and clear of any lien, claim or similar charge or restriction. The Company shall pay all expenses in connection with, and all documentary, stamp or similar issue or transfer taxes, if any, and all other taxes and other governmental charges that may be


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                                                                             7

imposed with respect to, the issue and delivery of this Warrant, and all shares of capital stock and other securities or property issuable or deliverable upon the exercise of this Warrant, and shall indemnify and hold any Holder, its directors, agents, general and limited partners and Affiliates from any taxes, interest and penalties which may become payable by any of such Persons as a result of the failure or delay by the Company to pay such taxes or charges. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder and its Affiliates.

          2.4 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If any fraction of a share of Common Stock would be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay to the Holder of the Warrant an amount in cash equal to such fraction multiplied by the then-current Market Price per share of Common Stock. For the purposes of this
Section 2.3, the date from which the Market Price of Common Stock shall be computed shall be the date on which notice is received by the Company pursuant to Section 2.1.

          2.5 CONTINUED VALIDITY. A Holder of shares of Warrant Stock shall continue to be entitled with respect to such shares to all rights and subject to all obligations to which it would have been entitled or subject as Holder of this Warrant under Articles 10, 11, 14 and 16 of this Warrant.


          ARTICLE 3. TRANSFER, DIVISION AND COMBINATION, ADDITIONAL WARRANTS

          3.1 TRANSFER. Subject to compliance with Article 10, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to
Article 13, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable pursuant to
Section 2.3 upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Article 10, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Article 10, may be exercised by a new Holder for the receipt of shares of Common Stock without having a new Warrant issued. If requested by the Company, a new Holder shall acknowledge in writing, in form reasonably satisfactory to the Company, such Holder's continuing obligations under Articles 10 and 16.

          3.2 DIVISION AND COMBINATION. Subject to Article 10, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Article 10, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

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                                                                             8

          3.3 EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes not payable by the Company pursuant to Section 2.3) the new Warrant or Warrants under this Article 3.

          3.4 MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration or transfer of the Warrants.

          ARTICLE 4. REDUCTION IN NUMBER OF ISSUABLE SHARES OF WARRANT STOCK

          4.1 SHARE REDUCTION. If, prior to May 1, 1998, the Company shall have repaid in full all amounts borrowed pursuant to the Note Purchase Agreement on or prior to the dates set forth in clause (i) below, then the number of shares of Common Stock issuable upon exercise of this Warrant as of the close of business on the date of such repayment shall be reduced (but not below zero) by that number of shares which is equal to the product of: (i) 0.55, if such date of repayment is on or prior to November 1, 1997, or 0.50, if such date of repayment is on or prior to May 1, 1998 but after November 1, 1997; and (ii) the total number of shares of Common Stock issuable upon exercise hereof as of the Issuance Date (as such number of shares shall have been adjusted pursuant to Article 5 prior to such close of business).

          4.2 PRO RATA EFFECT. Any reduction in shares pursuant to Section 4.1 shall be applied to reduce the number of shares of Section 2.2(a) Warrant Stock and Section 2.2(b) Warrant Stock then issuable, pro rata, based on the relative number of shares in each such category then issuable (but not then issued) upon exercise of this Warrant. No reduction in shares pursuant to
Section 4.2 shall have any effect on any Section  2.2(a)  Warrant Stock and/or
Section 2.2(b) Warrant Stock issued prior to such reduction.

          4.3 NEW WARRANTS. Upon any reduction pursuant to this Article 4, the Company (at its own expense and subject to Section 2.3) will deliver to Holder a new Warrant evidencing the rights of Holder to receive the number of shares of Common Stock upon exercise of this Warrant less the number of shares to which such reduction relates, which new Warrant shall in all respects (other than number of shares) be identical to this Warrant.

          ARTICLE 5. ADJUSTMENTS

          The Exercise Price and the number of shares of Common Stock for which this Warrant is exercisable shall be subject to adjustment from time to time as set forth in this Article 5. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this
Article 5 at the time of such event. At any time and from time to time, the Company shall promptly, without any action required of the Holders, cause the appropriate adjustment or adjustments (to the extent that more than one event requiring an adjustment has occurred since the last adjustment made) to be made pursuant to this Article 5 in respect of each Warrant outstanding.

          5.1 STOCK SPLITS, COMBINATIONS, ETC.. In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Additional Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this

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                                                                             9

paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of Capital Stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among shares of such classes of Capital Stock.

          5.2 RECLASSIFICATION, COMBINATIONS, MERGERS, ETC.. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in Section 5.1 above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other Capital Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets of the Company, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the Holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 5. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an Affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this Section 5.2 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

          In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article 5. For purposes of this Section 5.2 "shares of stock and other securities" of a successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 5.2 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

          5.3 ISSUANCE OF OPTIONS OR CONVERTIBLE SECURITIES In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any

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manner (including by assumption) to all holders of the Common Stock any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "OPTIONS" and any such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES") or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights
to  convert  or  exchange  such   Convertible   Securities   are   immediately
exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the Market Price per share of Common Stock on the record date for the issuance, sale, distribution or granting of such Options (any such event being herein called a "DISTRIBUTION") then, effective upon such Distribution, the Exercise Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by
multiplying   the  Exercise  Price  in  effect   immediately   prior  to  such
Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Distribution multiplied by the Market Price per share of Common Stock on the date of such Distribution plus (ii) the consideration, if any, received by the Company upon such Distribution, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Distribution multiplied by (B) the Market Price per share of Common Stock on the record date for such Distribution. For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in Sections 5.9 and 5.10 below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

          5.4 DIVIDENDS AND DISTRIBUTIONS. In the event the Company shall, at any time or from time to time after the date hereof, distribute to all the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Additional Common Stock, Options or Convertible Securities and (ii) any cash dividend from current or retained earnings), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then (A) the Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Market Price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties,

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                                                                            11

assets, options, warrants or subscription or purchase rights, and the denominator of which shall be such Market Price per share of Common Stock and
(B) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. The adjustments required by this
Section 5.4 shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          5.5 SELF-TENDERS. In case of the consummation of a tender or exchange offer (other than an odd-lot tender offer) made by the Company or any subsidiary of the Company for all or any portion of the Common Stock to the extent that the cash and value of any other consideration included in such payment per share of Common Stock exceeds the first reported sales price per share of Common Stock on the trading day next succeeding the Expiration Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Expiration Time by a fraction the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the first reported sales price of the Common Stock on the trading day next succeeding the Expiration Time, and the denominator shall be the sum of (A) the fair market value (determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and (B) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the first reported sales price of the Common Stock on the trading day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

          5.6 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock for consideration in an amount per Additional Share of Common Stock less than the Market Price, then the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and
(B) the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, and (2) the aggregate consideration received from the issuance or sale of the Additional Shares of Common Stock divided by the Market Price. For the purposes of this
Section 5.6, the date as of which the Market Price per share of Common Stock shall be computed shall be the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such Additional Shares of Common Stock or (b) the date of actual issuance of such Additional Shares of Common Stock. Notwithstanding the foregoing, no adjustment shall be made under this Section for issuances of Additional Shares of Common Stock (i) with respect to Permitted Issuances or (ii) upon exercise of the Warrants.

          5.7 CERTAIN DISTRIBUTIONS. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then, for purposes of Section 5.3 above, such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

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                                                                            12

          5.8 CONSIDERATION RECEIVED. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; PROVIDED, HOWEVER, that if such Options have an exercise price equal to or greater than the Market Price of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

          5.9 DEFERRAL OR EXCLUSION OF CERTAIN ADJUSTMENTS. No adjustment to the Exercise Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the Exercise Price; PROVIDED that any adjustments which by reason of this Section 5.9 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Article shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1000th of a share, as the case may be. No adjustment to the Exercise Price shall be made at any time hereunder in connection with the issuance by the Company of a warrant to purchase 35,000 shares of Common Stock at an exercise price of $2.44 pursuant to the warrant agreement, dated as of November 1, 1996, among Hanger Orthopedic Group, Inc., J.E. Hanger, Inc. of Georgia and Wade L. Harghausen.

          5.10 CHANGES IN OPTIONS AND CONVERTIBLE SECURITIES. If the exercise price provided for in any Options referred to in Section 5.3 above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 5.3 above, or the rate at which any Convertible Securities referred to in Section 5.3 above are convertible into or exchangeable for Common Stock shall change at any time
(other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this
Article 5), the Exercise Price then in effect and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall forthwith be readjusted (effective only with respect to any exercise of any Warrant after such readjustment) to the Exercise Price and number of shares of Common Stock so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

          5.11 EXPIRATION OF OPTIONS AND CONVERTIBLE SECURITIES. If, at any time after any adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant shall have been made pursuant to Sections
5.3 or 5.10 above or this Section 5.11, any Options or Convertible Securities shall have expired unexercised, the number of such shares so purchasable shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and
(ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or

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                                                                            13

granting of all such Options or Convertible Securities, whether or not exercised; PROVIDED that no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Article 5 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

          5.12 OTHER ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to this Article 5, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Article 5.

          5.13 OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Article 5, then the number of shares of Common Stock or other stock for which this Warrant is exercisable shall be adjusted in such manner as may be equitable in the circumstances. If the Company shall at any time and from time to time issue or sell (i) any shares of any class of common stock other than Common Stock, (ii) any evidences of its indebtedness, shares of stock or other securities which are convertible into or exchangeable for such shares of common stock, with or without the payment of additional consideration in cash or property or (iii) any warrants or other rights to subscribe for or purchase any such shares of common stock or any such evidences, shares of stock or other securities, then in each such case such issuance shall be deemed to be of, or in respect of, Common Stock for purposes of this Article 5; PROVIDED, HOWEVER, that, without limiting the generality of the foregoing, if the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, common stock other than Common Stock, including shares of non-voting common stock, then the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the aggregate number of shares of such common stock and of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

          ARTICLE 6. NOTICES TO WARRANT HOLDERS

          6.1 NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable, and the Exercise Price payable therefor, shall be adjusted pursuant to Article 5, the Company shall forthwith prepare a certificate to be executed by a member of the Board of Directors or one of its executive officers, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair market value of any evidences of indebtedness. other securities, properties, assets, options, warrants or subscription or purchase rights), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 5.2, 5.12 or 5.13) describing the number and kind of any other shares of stock or property for which this Warrant is exercisable. In the event that the Majority Holders shall challenge any of the calculations set forth in such certificate within 20 days after the Company's notification thereof, the Company shall retain a firm of independent certified public accountants of national standing selected by the Company and reasonably acceptable to the Majority Holders, to prepare and execute a certificate verifying the

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                                                                            14

method by which the adjustment was calculated, the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 5.2, 5.12 or 5.13) describing the number and kind of any other shares of stock or property for which this Warrant is exercisable. The Company shall promptly cause a signed copy of any certificate prepared pursuant to this Section 6.1 to be delivered to each Holder in accordance with
Section 16.2. The Company shall keep at its office or agency designated pursuant to Article 13 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

          6.2 NOTICE OF CERTAIN CORPORATE ACTION. The Holder of any Warrant shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.


          ARTICLE 7. NO IMPAIRMENT

          The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.


          ARTICLE  8.  COMMON  STOCK;   RESERVATION   AND   AUTHORIZATION   OF
                       REGISTRATION  WITH  OR  APPROVAL  OF  ANY  GOVERNMENTAL
                       AUTHORITY

          From and after the Issuance Date, the Company shall at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant in accordance with the terms of such Warrant, shall be validly issued, fully paid and nonassessable and shall have been issued free from any preemptive or similar right and shall be free and clear of any lien, claim or similar charge or restriction.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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                                                                            15

          If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (otherwise than as provided in Article 11) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

          ARTICLE 9. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

          In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of
Article 5 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

          ARTICLE 10. RESTRICTIONS ON TRANSFERABILITY

          10.1 RESTRICTIVE  LEGEND.  (a) Except as otherwise  provided in this
Article 10, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN PROVISIONS SPECIFIED IN A CERTAIN WARRANT DATED NOVEMBER 1, 1996, ORIGINALLY ISSUED BY HANGER ORTHOPEDIC GROUP, INC. (THE "WARRANT"), AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER AND THE WARRANT. A COPY OF THE FORM OF SAID WARRANT IS ON FILE WITH THE SECRETARY OF HANGER ORTHOPEDIC GROUP, INC. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH WARRANT."

          (b) Except as otherwise provided in this Article 10, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT."

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                                                                            16

          10.2 RESTRICTION ON TRANSFERS. (a) Subject to Section 10.2(b) below, prior to any Transfer of any Warrants or any shares of Warrant Stock (other than a Transfer by a Holder to the Company), the Holder of such Warrants or Warrant Stock shall deliver notice of such Transfer to the Company. Upon the Company's receipt of such notice, such Holder shall be entitled to Transfer such Warrants or such Warrant Stock in compliance with the Securities Act. Each certificate, if any, evidencing such shares of Warrant Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 10.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 10.1(b), unless such legend is not required in order to ensure compliance with the Securities Act.

          (b) Notwithstanding any other provision of this Warrant, the restrictions imposed by this Article 10 upon transferability of the Warrants and the Warrant Stock and the legend requirements of Section 10.1, shall terminate as to any particular Warrant or share of Warrant Stock when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto. Whenever the restrictions imposed by this Article 10 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE  RESTRICTIONS ON  TRANSFERABILITY  OF THIS WARRANT CONTAINED IN
     ARTICLE 10 HEREOF TERMINATED ON ____________, ____, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Article 10 shall terminate as to any share of Warrant Stock, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 10.1(a).

          (c) Notwithstanding anything in this Warrant to the contrary, in the event of a Tender Offer, the restrictive legends referred to in Sections 9.1(a) and 9.1(b) may be omitted from any Warrants or Warrant Stock sold by a Holder to the maker of the Tender Offer.

          10.3 LISTING ON SECURITIES EXCHANGE OR NASDAQ. If the Company shall list any shares of Common Stock on any securities exchange or on NASDAQ, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange or NASDAQ rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

          10.4 COVENANT REGARDING CONSENTS. The Company hereby covenants to use its best efforts upon request of one or more Holders to seek any waivers or consents, or to take any other action required, to effectuate the exercise of this Warrant by any Holder.


          ARTICLE 11. REGISTRATION RIGHTS

          11.1 INCIDENTAL REGISTRATIONS. (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time after the date hereof proposes to register its Common Stock (or any security which is convertible into or exchangeable or exercisable for Common Stock) under the Securities Act

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                                                                            17

(other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 11.1. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; PROVIDED that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 11.1(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. Nothing in this Section 11.1 shall operate to limit the right of Holder to (i) request the registration of Warrant Stock issuable upon exercise of Warrants held by such Holder notwithstanding the fact that at the time of request, such Holder holds only Warrants or (ii) request the registration at one time of both Warrants and Warrant Stock.

          (b) EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 11.1.

          (c) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 11.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the Securities offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell and (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

          11.2 REGISTRATION ON REQUEST. (a) REQUEST BY THE DEMAND PARTY. At any time, upon the written request of the Demand Party requesting that the Company effect the registration under the Securities Act of all or part of such Demand Party's Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such

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                                                                            18

requested registration to all other Holders of such Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

          (i) such Registrable Securities which the Company has been so requested to register by the Demand Party; and

          (ii) all other Registrable Securities as are to be registered at the request of a Demand Party and which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; PROVIDED, that, unless Holders of a majority of the Registrable Securities held by Holders consent thereto in writing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 11.2(a) (x) within a period of nine months after the effective date of any other registration statement relating to any registration request under this Section 11.2(a) which was not effected on Form S-3 (or any successor or similar short-form registration statement) or relating to any registration effected under Section 11.1, or (y) if with respect thereto the managing underwriter, the Commission, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders of the Registrable Securities to be registered agree to pay the expenses of the Company in connection with such an audit other than the regular audit). Nothing in this Section 11.2 shall operate to limit the right of Holder to (i) request the registration of Warrant Stock issuable upon exercise of Warrants held by such Holder notwithstanding the fact that at the time of request, such Holder holds only Warrants or (ii) request the registration at one time of both Warrants and Warrant Stock.

          (b) REGISTRATION STATEMENT FORM. If any registration requested pursuant to this Section 11.2 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (c) EXPENSES. The Company will pay all Registration Expenses in connection with the first two (2) registrations of each class or series of Registrable Securities pursuant to this Section 11.2 upon the written request of any of the Holders; PROVIDED that the Company will pay Registration Expenses in connection with an additional two (2) such registrations if the Company shall have not repaid in full all amounts borrowed pursuant to the Note Purchase Agreement on or prior to May 1, 1998; PROVIDED, FURTHER that any requested registration by Holder of both Warrants and Warrant Stock at one time shall only count as one registration. All expenses for any subsequent registrations of Registrable Securities pursuant to this Section 11.2 shall be paid pro rata by the Company and all other Persons (including the Holders) participating in such registration on the basis of the relative number of Warrants or shares of Warrant Stock, as the case may be, of each such person whose Registrable Securities are included in such registration.

          (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 11.2 will not be deemed to have been effected unless it has become effective and all of the Registrable

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                                                                            19

Securities registered thereunder have been sold; PROVIDED that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected.

          (e) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 11.2 involves an underwritten offering, the Holders of a majority of the Registrable Securities which are held by Holders and which the Company has been requested to register shall have the right to select the investment banker or bankers and managers to administer the offering; PROVIDED, HOWEVER, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company.

          (f) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 11.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

          (g) ADDITIONAL RIGHTS. If the Company at any time grants to any other holders of capital stock any rights to request the Company to effect the registration under the Securities Act of any such shares of capital stock on terms more favorable to such holders than the terms set forth in this Section 11.2, the terms of this Section 11.2 shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

          11.3 REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

          (i) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 11.1 at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 270 days and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended

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         methods of disposition by the seller or sellers  thereof set forth in
         such   registration   statement;   PROVIDED   that  before  filing  a
         registration   statement  or   prospectus,   or  any   amendments  or
         supplements thereto, the Company will furnish to counsel selected pursuant to Section 11.6 hereof by the Holders of the Registrable Securities covered by such registration statement to represent such Holders, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

          (iii) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

          (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 11.3, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

          (viii) (A) if such Registrable Securities are Warrant Stock, use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then

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                                                                            21

     listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; (B) if such Registrable Securities are Warrants, upon the reasonable request of sellers of a majority of such Registrable Securities, use its best efforts to list the Warrants and, if requested, the Warrant Stock underlying the Warrants, notwithstanding that at the time of request such sellers hold only Warrants, on any securities exchange so requested, if such Registrable Securities are not already so listed, and if such listing is then permitted under the rules of such exchange; (C) and use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (ix) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Section 11.4 hereof, and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

          (x) obtain a "cold comfort" letter or letters from the Company's independent public accounts in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement);

          (xi) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (xii) notify counsel (selected pursuant to Section 11.6 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

          (xiii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

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                                                                            22

          (xiv) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

          (xv) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

          (xvi) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

          (xvii) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 11.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause
(vi) of this Section 11.3, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 11.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 11.3 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 11.3.

          11.4 INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 11.1 or 10.2, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers or general and limited partners (including any

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                                                                            23

director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "INDEMNIFIED PARTIES"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; PROVIDED that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

          (b) INDEMNIFICATION BY THE SELLER. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 11.3 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 11.4) the Company and all other prospective sellers with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 11.4, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding

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                                                                            24

subdivisions of this Section 11.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d)  CONTRIBUTION.  If the  indemnification  provided  for  in  this
Section 11.4 from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 11.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 11.4 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          (f)  NON-EXCLUSIVITY.  The  obligations  of the  parties  under this
Section 11.4 shall be in addition to any liability which any party may otherwise have to any other party.

          11.5 RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will

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                                                                            25

take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 11.5, the Company may, with the consent of the Majority Holders, deregister under
Article 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

          11.6 SELECTION OF COUNSEL. In connection with any registration of Registrable Securities pursuant to Sections 11.1 and 11.2 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; PROVIDED, HOWEVER, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

          11.7 HOLDBACK AGREEMENT. If any such registration shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before, or such period not to exceed 180 days as the underwriting agreement may require (or such lesser period as the managing underwriters may permit) after, the effective date of such registration (except as part of such registration), and the Company hereby also so agrees and agrees to cause each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

          11.8 SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Article 11 were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this
Article 11 and to enforce specifically the terms and provisions thereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or in equity.


          ARTICLE 12. LOSS OR MUTILATION

          Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder (without expense to the Holder); PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

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          ARTICLE 13. OFFICE OF THE COMPANY

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

          ARTICLE 14. FINANCIAL AND BUSINESS INFORMATION

          The Company will deliver to CVCA and Paribas (so long as the CVCA and Paribas hold any Warrant) and to each subsequent holder of a Warrant representing at least 25% of the Warrant Shares:

          (a) so long as the Note Purchase Agreement is in effect, all financial statements, projections, certificates and other information required to be delivered to the "Purchasers" pursuant to Section 6.1 of the Note Purchase Agreement, the terms of which are incorporated herein by reference and deemed to be a part hereof, which statements, projections, certificates and other information will be delivered at such times as they are required to be delivered to the "Purchasers" under the Note Purchase Agreement;

          (b) from and after such time as the Note Purchase Agreement is no longer in effect, all financial statements, projections, certificates and other information required to be delivered by the Company and its Subsidiaries to their senior lenders; and

          (c) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company generally sends to its stockholders.

          Except as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Person entitled to receive information regarding the Company and its Subsidiaries under this Article 14 will maintain the confidentiality of all nonpublic information obtained by it hereunder which the Company has reasonably designated as proprietary or confidential in nature; provided that each such Person may disclose such information in connection with the sale or transfer or proposed sale or transfer of any Warrant Shares if such Person's transferee (or proposed transferee) agrees in writing to be bound by the provisions of this paragraph.


          ARTICLE 15. LIMITATION OF LIABILITY

          No provision hereof, in the absence of affirmative action by the Holder hereof to receive shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for any value subsequently assigned to the Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. Notwithstanding any other provision of this Agreement, neither the general partners nor limited partners of a Holder, nor any future general partners or limited partners of a Holder, shall have any personal liability for performance of any obligation of a Holder under this Agreement in excess of the respective capital contribution of such general partner and limited partners to such Holder.

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          ARTICLE 16. MISCELLANEOUS

          16.1 NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder hereof shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder hereof such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by such Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          16.2 NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) If to any Holder, at its last known address appearing on the books of the Company maintained for such purpose.

          (b) If to the Company at:

              Hanger Orthopedic Group, Inc.
              7700 Old Georgetown Road
              Bethesda, Maryland 20814
              Attention:  Richard A. Stein

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

          16.3  SUCCESSORS  AND ASSIGNS.  Subject to the provisions of Section
3.1 and Articles 10 and 12, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder. Without limitation to the foregoing, in the event that a Holder distributes or otherwise transfers any shares of the Registrable Securities to any of its present or future general or limited partners, the Company hereby acknowledges that the registration rights granted pursuant to Article 11 of this Agreement shall be transferred to such partner or partners on a pro rata basis, and that at or after the time of any such distribution or transfer, any such partner or group of partners may designate a Person to act on its behalf in delivering any notices or making any requests hereunder.

          16.4 AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and holders of Warrants

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                                                                            28

exercisable for in excess of 50% of the aggregate number of shares of Common Stock then receivable upon exercise of all Warrants whether or not then exercisable, provided that no such Warrant may be modified or amended in a manner which is adverse to the CVCA or Paribas or any of its successors or assigns, so long as such Person holds any Warrants or Warrant Stock, without the prior written consent of such Person.

          16.5 SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          16.6 HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          16.7 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE COMPANY CONSENTS TO PERSONAL JURISDICTION, WAIVES ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF
JURISDICTION OR VENUE, IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PARTIES AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT CERTIFICATE AND THE WARRANTS EVIDENCED HEREBY. SERVICE OF PROCESS ON THE COMPANY OR HOLDER IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY IN ACCORDANCE WITH THE PROCEDURES AND REQUIREMENTS SET FORTH IN SECTION 16.2.

          16.8 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN
ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

505298\0057\02050\96AXKNAK.WAR

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon.

Dated:  November 1, 1996

                                                 HANGER ORTHOPEDIC GROUP, INC.

                                                 By /s/RICHARD A. STEIN
                                                    --------------------------
                                                    Name: Richard A. Stein
                                                    Title: Vice President

505298\0057\02050\96AXKNAK.WAR

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                [To be executed only upon exercise of Warrant]



          The undersigned registered owner of the accompanying Warrant exercises such Warrant for _______ shares of Section 2.2(__) Warrant Stock(1) of Hanger Orthopedic Group, Inc., all on the terms and conditions specified in such Warrant and


[ ] herewith tenders payment of either (x) the Aggregate Exercise Price in cash or (y) pursuant to the surrender by Holder of Notes having a Fair Value equal to the Aggregate Exercise Price for the number of shares of Common Stock specified above to the order of Hanger
          Orthopedic Group, Inc. in the amount of $_________ in accordance with the terms hereof; or


[ ] elects not to pay the Aggregate Exercise Price with respect to the shares of Common Stock specified above and, in lieu thereof, elects to surrender this Warrant (or the relevant portion thereof) in exchange for such number of shares of Common Stock having an aggregate value (based on the Market Price on the date hereof minus the Exercise Price) equal to the Aggregate Exercise Price for the number of shares requested for exercise above. ________ 1 Specify the number of shares of Section 2.2(a) Warrant Stock and/or Section 2.2(b) Warrant Stock being exercised hereby.

 -------------------------------
 (1) Specify  the  number of shares of Section  2.2(a)  Warrent  Stock  and/or
     Section 2.2(b) Warrent Stock being exercised hereby.

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

                                                                             2

          The undersigned requests that certificates for [all] [_________ of] the shares of Common Stock to be received pursuant hereto (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________________________________________, whose address is
 ________________________________________   [add  any   additional   names  and
 addresses together with the number of shares of Common Stock (and any securities or other property issuable upon such exercise) to be issued to such person or entity)], and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


 ------------------------------
  (Name of Registered Owner)


 ------------------------------
  (Signature of Registered Owner)


 ------------------------------
  (Street Address)


 ------------------------------
  (City) (State) (Zip Code)


505298\0057\02050\96AXKNAK.WAR

                                   EXHIBIT B

                                ASSIGNMENT FORM

          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock, adjusted as of the date of this assignment as provided in the Warrant, set forth below:

                                              NO. OF SHARES OF
NAME AND ADDRESS OF ASSIGNEE                    COMMON STOCK


and does hereby irrevocably constitute and appoint _____________________ attorney-in-fact to register such transfer on the books of Hanger Orthopedic Group, Inc. maintained for the purpose, with full power of substitution in the premises.



Dated: _______________________________

Print
Name:  _______________________________


Signature:  __________________________


Witness:  ____________________________


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.


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

                                                                EXECUTION COPY


                                    WARRANT

                          TO PURCHASE COMMON STOCK OF


                         HANGER ORTHOPEDIC GROUP, INC.


                        Issuance Date: November 1, 1996




                       Number of Shares of Common Stock:

                        800,000 (subject to adjustment)

                               TABLE OF CONTENTS


                                                                          PAGE


ARTICLE 1.  DEFINITIONS....................................................  1

ARTICLE 2.  EXERCISE OF WARRANT............................................  5
         2.1  Manner of Exercise...........................................  5
         2.2  Exercise Price...............................................  6
         2.3  Payment of Taxes.............................................  7
         2.4  Fractional Shares............................................  7
         2.5  Continued Validity...........................................  7

ARTICLE 3.  TRANSFER, DIVISION AND COMBINATION, ADDITIONAL
            WARRANTS.......................................................  7
         3.1  Transfer ....................................................  7
         3.2  Division and Combination.....................................  7
         3.3  Expenses ....................................................  8
         3.4  Maintenance of Books.........................................  8

ARTICLE 4. REDUCTION IN NUMBER OF ISSUABLE SHARES OF WARRANT
         STOCK.............................................................  8
         4.1  Share Reduction..............................................  8
         4.2  Pro Rata Effect..............................................  8
         4.3  New Warrants.................................................  8

ARTICLE 5.  ADJUSTMENTS....................................................  8
         5.1  Stock Splits, Combinations, etc..............................  8
         5.2  Reclassification, Combinations, Mergers, etc.................  9
         5.3  Issuance of Options or Convertible Securities................ 10
         5.4  Dividends and Distributions.................................. 10
         5.5  Self-Tenders................................................. 11
         5.6  Issuance of Additional Shares of Common Stock................ 11
         5.7  Certain Distributions........................................ 12
         5.8  Consideration Received....................................... 12
         5.9  Deferral or Exclusion of Certain Adjustments................. 12
         5.10  Changes in Options and Convertible Securities............... 12
         5.11  Expiration of Options and Convertible Securities............ 12
         5.12  Other Adjustments........................................... 13
         5.13  Other Action Affecting Common Stock......................... 13

ARTICLE 6.  NOTICES TO WARRANT HOLDERS..................................... 13
         6.1  Notice of Adjustments........................................ 13
         6.2  Notice of Certain Corporate Action........................... 14

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

                                                                          PAGE

ARTICLE 7.  NO IMPAIRMENT.................................................. 14

ARTICLE 8.    COMMON STOCK; RESERVATION AND AUTHORIZATION
              OF REGISTRATION WITH OR APPROVAL OF ANY
              GOVERNMENTAL AUTHORITY....................................... 14

ARTICLE 9.  TAKING OF RECORD; STOCK AND WARRANT
                                      TRANSFER BOOKS....................... 15

ARTICLE 10.  RESTRICTIONS ON TRANSFERABILITY............................... 15
         10.1  Restrictive Legend.......................................... 15
         10.2  Restriction on Transfers.................................... 16
         10.3  Listing on Securities Exchange or NASDAQ.................... 16

ARTICLE 11.  REGISTRATION RIGHTS........................................... 17
         11.1  Incidental Registrations.................................... 17
         11.2  Registration on Request..................................... 18
         11.3  Registration Procedures..................................... 19
         11.5  Rule 144.................................................... 25
         11.6  Selection of Counsel........................................ 25
         11.7  Holdback Agreement.......................................... 25

ARTICLE 12.  LOSS OR MUTILATION............................................ 25

ARTICLE 13.  OFFICE OF THE COMPANY......................................... 26

ARTICLE 14.  FINANCIAL AND BUSINESS INFORMATION............................ 26

ARTICLE 15.  LIMITATION OF LIABILITY....................................... 26

ARTICLE 16.  MISCELLANEOUS................................................. 27
         16.1  Nonwaiver and Expenses...................................... 27
         16.2  Notice Generally............................................ 27
         16.3  Successors and Assigns...................................... 27
         16.4  Amendment................................................... 28
         16.5  Severability................................................ 28
         16.6  Headings.................................................... 28
         16.7  GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE............ 28
         16.8  MUTUAL WAIVER OF JURY TRIAL................................. 28

EXHIBIT A         SUBSCRIPTION FORM
EXHIBIT B         ASSIGNMENT FORM

505298\0057\02050\96AXKLE3.WAR

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT.

                                    WARRANT

                         TO PURCHASE 800,000 SHARES OF
                    COMMON STOCK (SUBJECT TO ADJUSTMENT) OF

                         HANGER ORTHOPEDIC GROUP, INC.


          THIS IS TO CERTIFY THAT, for value received, CHASE VENTURE CAPITAL ASSOCIATES, L.P., a California limited partnership (the "INITIAL HOLDER"), or its registered assigns, is the owner of eight hundred thousand (800,000) Warrants (as hereinafter defined), which entitle the Holder (as hereinafter defined), at any time prior to the Expiration Date (as hereinafter defined), to purchase from HANGER ORTHOPEDIC GROUP, INC., a Delaware corporation (the "COMPANY"), eight hundred thousand (800,000) shares of Common Stock (as hereinafter defined and such number subject to adjustment as provided herein), in whole or in part, including fractional parts, all on the terms and conditions and pursuant to the provisions hereinafter set forth.


          ARTICLE 1. DEFINITIONS

          As used in this Warrant, the following terms have the respective meanings set forth below:

          "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company after the Issuance Date, other than the Warrant Stock.

          "AFFILIATE" shall mean, as to any Person, (i) any other Person directly or indirectly controlling, controlled by, or under common control with such Person or (ii) any director, officer or partner of such Person or any Person specified in clause (i) above.

          "AGGREGATE EXERCISE PRICE" shall mean, with respect to the exercise of all or a portion of the Warrant, the Exercise Price multiplied by the number of shares of Warrant Stock purchased upon such exercise.

          "BUSINESS DAY" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Maryland.


505298\0057\02050\96AXKLE3.WAR

          "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "COMMON STOCK" shall mean the collective reference to the common stock of the Company, par value $.01 per share, as constituted on the Issuance Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof in which the shares of Common Stock are converted into a new class of capital stock and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 5.2) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 5.2.

          "CONVERTIBLE SECURITIES" shall have the meaning set forth in Section
     5.3 hereof.

          "CVCA"  shall  mean  Chase  Venture  Capital  Associates,   L.P.,  a
     California limited partnership.

          "DEMAND PARTY" shall mean any other Holder or Holders that, either individually or in aggregate with all other Holders with whom it is acting together to demand registration, own(s) at least 50% of the total number of Registrable Securities (whether in the form of Warrants or Warrant Stock).

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "EXERCISE PERIOD" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

          "EXERCISE PRICE" shall have the meaning set forth in Section 2.2 hereof.

          "EXPIRATION   DATE"   shall  mean  the  date  which  is  the  eighth
     anniversary of the Issuance Date.

          "FAIR VALUE" shall mean, with respect to the valuation of any evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, the fair market value thereof as determined in good faith by the Board of Directors of the Company and, if required by the Majority Holders, supported by an opinion from an investment banking firm acceptable to the Majority Holders, which approval shall not be unreasonably withheld, of such Valuation Properties; PROVIDED, HOWEVER that the Fair Value of any Notes tendered in connection with any exercise of this Warrant pursuant to Section 2.1 shall be equal to the principal amount of such tendered Notes plus any accrued and unpaid interest or other obligations owed in respect thereof.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

          "HOLDER" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose or the Person holding any Warrant Stock, including, without limitation, in each case, transferees thereof.


505298\0057\02050\96AXKLE3.WAR

          "ISSUANCE DATE" shall mean November 1, 1996.

          "MAJORITY HOLDERS" shall mean the Holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then receivable upon exercise of all Warrants.

          "MARKET PRICE" shall mean, as of any exercise date or other relevant date, the average of the per share closing prices of a share of Common Stock for the 10 consecutive Trading Days immediately preceding such date on the principal national securities exchange in the United States on which the shares of Common Stock are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange on such Trading Day, on the National Association of Securities Dealers Automated Quotations National Market System, or if the shares of Common Stock are not listed or admitted to trading on any national securities exchange or quoted on such National Market System on such Trading Day, the average of the closing bid and asked prices of a share of Common Stock in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Company. If the Common Stock is not quoted or listed by any such organization, exchange or market, the Market Price of the Common Stock as of such exercise or other relevant date shall be determined in good faith by the Board of Directors of the Company.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor entity thereto.

          "NASDAQ" shall mean the National Association of Securities Dealers Automatic Quotation System.

          "NOTES" the 8.00% Senior Subordinated Notes issued pursuant to the Note Purchase Agreement.

          "NOTE PURCHASE AGREEMENT" shall mean the Senior Subordinated Note Purchase Agreement, dated as of November 1, 1996, among the Company, CVCA and Paribas.

          "OPTIONS" shall have the meaning set forth in Section 5.3 hereof.

          "OUTSTANDING" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "PARIBAS" shall mean Paribas Principal, Inc.

          "PERMITTED ISSUANCES" shall mean the issuance of shares of Common Stock upon exercise of rights to acquire shares of Common Stock exercisable pursuant to options held by employees or directors under stock option plans which may from time to time be adopted by the Company after the Issuance Date.

          "PERSON"   shall   mean   any   individual,   sole   proprietorship,
     partnership,    joint   venture,   trust,   incorporated    organization,
     association, corporation, institution, public benefit corporation,

505298\0057\02050\96AXKLE3.WAR
     entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "REGISTRABLE SECURITIES" shall mean (i) the Warrants and (ii) the Warrant Stock. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities or blue sky law then in force, or (iv) such securities shall have ceased to be Outstanding.

          "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with Article 11 of this Agreement, including, without limitation, (i) all Commission and stock exchange or NASD registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Schedule E to the By-laws of the NASD, and of its counsel),
     (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities),
     (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of
     Section 11.3 and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of counsel selected pursuant to
     Section 11.6 hereof by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and certain transfer taxes, if any, and (viii) other reasonable out-of-pocket expenses of Holders (PROVIDED that such expenses shall not include expenses of counsel other than those provided for in clause (vi) above).

          "RESPONSIBLE OFFICER" shall mean the chief executive officer of the Company, the president of the Company or the chief financial officer of the Company.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SUBSIDIARY" shall mean any corporation of which an aggregate of more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned of record or beneficially by the Company and/or one or more other Subsidiaries of the Company.

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

          "TENDER OFFER" shall mean any public offer to substantially all holders of Common Stock to purchase at least 50% of the Common Stock at the time outstanding.

          "TRADING DAY" shall mean each weekday other than any day on which any Common Stock is not traded on any national securities exchange, on NASDAQ or in the over-the-counter market.

          "TRANSFER" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale or transfer of a beneficial interest thereof within the meaning of the Securities Act (excluding any transfer to an Affiliate of the Initial Holder).

          "WARRANT STOCK" shall mean all shares of Common Stock issued or issuable upon the exercise hereof, including any such shares of Common Stock transferred to any transferee of such Holder.

          "WARRANTS" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

          ARTICLE 2. EXERCISE OF WARRANT

          2.1 MANNER OF EXERCISE. At any time and from time to time from and after the Issuance Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of the Common Stock issuable hereunder; PROVIDED that Holder may not exercise this Warrant if after giving effect to such exercise the total number of shares of Common Stock issued upon exercise hereof would exceed the product of:

          (i) (a) 0.45, if such date of exercise is on or prior to November 1, 1997; or
               (b) 0.50, if such date of exercise is on or prior to May 1, 1998 but after November 1, 1997; or
               (c)  1.00, if such date is after May 1, 1998; times

          (ii) the total number of shares of Common Stock issuable upon exercise hereof as of the Issuance Date (as such number of shares shall have been adjusted pursuant to Article 5 immediately prior to such exercise).

          In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 7700 Old Georgetown Road, Bethesda, Maryland 20814 or at the office or agency designated by the Company pursuant to Article 13, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to which the exercise shall relate and (ii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A (the "SUBSCRIPTION FORM"), duly executed by Holder or its agent or attorney.

          Upon receipt by the Company of (a) this Warrant and (b) the Subscription Form with the applicable box checked thereon, the Company shall issue the number of shares of Common Stock set forth in the next paragraph.

505298\0057\02050\96AXKLE3.WAR

          To the extent Holder has checked the box on the Subscription Form contemplating payment of either (x) the Aggregate Exercise Price in cash or
(y) pursuant to the surrender by Holder of Notes having a Fair Value equal to the Aggregate Exercise Price in connection with an exercise hereof, then upon payment, by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company, of the Aggregate Exercise Price for the shares of Warrant Stock to be purchased pursuant to the exercise of the Warrant, the Company shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of shares of Common Stock issuable upon such exercise. To the extent Holder has checked the box on the Subscription Form by which Holder elects not to pay the Aggregate Exercise Price in cash and instead to make such payment by way of Warrant surrender, the Company shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, (i) execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of shares of Common Stock to be issued to Holder upon such "cashless" exercise and (ii) cancel the number of shares of Warrant Stock issuable upon exercise of this Warrant having an aggregate value (based on the Market Price at the time of exercise minus the Exercise Price) equal to the Aggregate Exercise Price for the number of shares described in clause (i) above.

          In either case, the stock certificate or certificates so delivered shall be in such denomination or denominations as such Holder shall request in the Subscription Form and shall be registered in the name of Holder or, subject to Article 10, such other name as shall be designated in the Subscription Form.

          This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice is received by the Company.

          If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Stock issued upon such exercise, deliver to Holder a new Warrant evidencing the right of Holder to receive the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such exercise less the number of shares issued pursuant to such exercise of this Warrant and/or, where applicable, less the number of shares surrendered in non-cash payment in connection with such exercise, which new Warrant shall in all respects (other than number of shares) be identical to this Warrant.

          2.2 EXERCISE PRICE. Subject to adjustment as hereinafter set forth, the price payable upon exercise hereof (the "Exercise Price"), with respect to each share of Common Stock, shall be:

          (a) with respect to 335,150 shares of Common Stock (the "SECTION 2.2(A) WARRANT STOCK") issuable upon exercise hereof, $6.375; and

          (b) with respect to 464,850 shares of Common Stock (the "SECTION 2.2(B) WARRANT STOCK") issuable upon exercise hereof, $4.00865.

          2.3 PAYMENT OF TAXES. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and shall have been issued free from any preemptive or similar right and shall be free and clear of any lien, claim or similar charge or restriction. The Company shall pay all expenses in connection with, and all documentary, stamp or similar issue or transfer taxes, if any, and all other taxes and other governmental charges that may be

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                                                                             7

imposed with respect to, the issue and delivery of this Warrant, and all shares of capital stock and other securities or property issuable or deliverable upon the exercise of this Warrant, and shall indemnify and hold any Holder, its directors, agents, general and limited partners and Affiliates from any taxes, interest and penalties which may become payable by any of such Persons as a result of the failure or delay by the Company to pay such taxes or charges. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder and its Affiliates.

          2.4 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If any fraction of a share of Common Stock would be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay to the Holder of the Warrant an amount in cash equal to such fraction multiplied by the then-current Market Price per share of Common Stock. For the purposes of this
Section 2.3, the date from which the Market Price of Common Stock shall be computed shall be the date on which notice is received by the Company pursuant to Section 2.1.

          2.5 CONTINUED VALIDITY. A Holder of shares of Warrant Stock shall continue to be entitled with respect to such shares to all rights and subject to all obligations to which it would have been entitled or subject as Holder of this Warrant under Articles 10, 11, 14 and 16 of this Warrant.


          ARTICLE 3. TRANSFER, DIVISION AND COMBINATION, ADDITIONAL WARRANTS

          3.1 TRANSFER. Subject to compliance with Article 10, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to
Article 13, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable pursuant to
Section 2.3 upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Article 10, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Article 10, may be exercised by a new Holder for the receipt of shares of Common Stock without having a new Warrant issued. If requested by the Company, a new Holder shall acknowledge in writing, in form reasonably satisfactory to the Company, such Holder's continuing obligations under Articles 10 and 16.

          3.2 DIVISION AND COMBINATION. Subject to Article 10, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Article 10, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

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                                                                             8

          3.3 EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes not payable by the Company pursuant to Section 2.3) the new Warrant or Warrants under this Article 3.

          3.4 MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration or transfer of the Warrants.

          ARTICLE 4. REDUCTION IN NUMBER OF ISSUABLE SHARES OF WARRANT STOCK

          4.1 SHARE REDUCTION. If, prior to May 1, 1998, the Company shall have repaid in full all amounts borrowed pursuant to the Note Purchase Agreement on or prior to the dates set forth in clause (i) below, then the number of shares of Common Stock issuable upon exercise of this Warrant as of the close of business on the date of such repayment shall be reduced (but not below zero) by that number of shares which is equal to the product of: (i) 0.55, if such date of repayment is on or prior to November 1, 1997, or 0.50, if such date of repayment is on or prior to May 1, 1998 but after November 1, 1997; and (ii) the total number of shares of Common Stock issuable upon exercise hereof as of the Issuance Date (as such number of shares shall have been adjusted pursuant to Article 5 prior to such close of business).

          4.2 PRO RATA EFFECT. Any reduction in shares pursuant to Section 4.1 shall be applied to reduce the number of shares of Section 2.2(a) Warrant Stock and Section 2.2(b) Warrant Stock then issuable, pro rata, based on the relative number of shares in each such category then issuable (but not then issued) upon exercise of this Warrant. No reduction in shares pursuant to
Section 4.2 shall have any effect on any Section  2.2(a)  Warrant Stock and/or
Section 2.2(b) Warrant Stock issued prior to such reduction.

          4.3 NEW WARRANTS. Upon any reduction pursuant to this Article 4, the Company (at its own expense and subject to Section 2.3) will deliver to Holder a new Warrant evidencing the rights of Holder to receive the number of shares of Common Stock upon exercise of this Warrant less the number of shares to which such reduction relates, which new Warrant shall in all respects (other than number of shares) be identical to this Warrant.

          ARTICLE 5. ADJUSTMENTS

          The Exercise Price and the number of shares of Common Stock for which this Warrant is exercisable shall be subject to adjustment from time to time as set forth in this Article 5. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this
Article 5 at the time of such event. At any time and from time to time, the Company shall promptly, without any action required of the Holders, cause the appropriate adjustment or adjustments (to the extent that more than one event requiring an adjustment has occurred since the last adjustment made) to be made pursuant to this Article 5 in respect of each Warrant outstanding.

          5.1 STOCK SPLITS, COMBINATIONS, ETC.. In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Additional Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this

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                                                                             9

paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of Capital Stock of the Company, the Board of Directors of the Company shall in good faith determine the allocation of the adjusted Exercise Price between or among shares of such classes of Capital Stock.

          5.2 RECLASSIFICATION, COMBINATIONS, MERGERS, ETC.. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in Section 5.1 above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other Capital Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets of the Company, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the Holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 5. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an Affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this Section 5.2 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

          In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article 5. For purposes of this Section 5.2 "shares of stock and other securities" of a successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 5.2 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

          5.3 ISSUANCE OF OPTIONS OR CONVERTIBLE SECURITIES In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any

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                                                                            10

manner (including by assumption) to all holders of the Common Stock any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "OPTIONS" and any such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES") or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the Market Price per share of Common Stock on the record date for the issuance, sale, distribution or granting of such Options (any such event being herein called a "DISTRIBUTION") then, effective upon such Distribution, the Exercise Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to such Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Distribution multiplied by the Market Price per share of Common Stock on the date of such Distribution plus (ii) the consideration, if any, received by the Company upon such Distribution, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Distribution multiplied by (B) the Market Price per share of Common Stock on the record date for such Distribution. For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in Sections 5.9 and 5.10 below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

          5.4 DIVIDENDS AND DISTRIBUTIONS. In the event the Company shall, at any time or from time to time after the date hereof, distribute to all the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Additional Common Stock, Options or Convertible Securities and (ii) any cash dividend from current or retained earnings), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then (A) the Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Market Price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties,

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                                                                            11

assets, options, warrants or subscription or purchase rights, and the denominator of which shall be such Market Price per share of Common Stock and
(B) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. The adjustments required by this
Section 5.4 shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

          5.5 SELF-TENDERS. In case of the consummation of a tender or exchange offer (other than an odd-lot tender offer) made by the Company or any subsidiary of the Company for all or any portion of the Common Stock to the extent that the cash and value of any other consideration included in such payment per share of Common Stock exceeds the first reported sales price per share of Common Stock on the trading day next succeeding the Expiration Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Expiration Time by a fraction the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the first reported sales price of the Common Stock on the trading day next succeeding the Expiration Time, and the denominator shall be the sum of (A) the fair market value (determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and (B) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the first reported sales price of the Common Stock on the trading day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

          5.6 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock for consideration in an amount per Additional Share of Common Stock less than the Market Price, then the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and
(B) the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, and (2) the aggregate consideration received from the issuance or sale of the Additional Shares of Common Stock divided by the Market Price. For the purposes of this
Section 5.6, the date as of which the Market Price per share of Common Stock shall be computed shall be the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such Additional Shares of Common Stock or (b) the date of actual issuance of such Additional Shares of Common Stock. Notwithstanding the foregoing, no adjustment shall be made under this Section for issuances of Additional Shares of Common Stock (i) with respect to Permitted Issuances or (ii) upon exercise of the Warrants.

          5.7 CERTAIN DISTRIBUTIONS. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then, for purposes of Section 5.3 above, such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

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                                                                            12

          5.8 CONSIDERATION RECEIVED. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; PROVIDED, HOWEVER, that if such Options have an exercise price equal to or greater than the Market Price of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

          5.9 DEFERRAL OR EXCLUSION OF CERTAIN ADJUSTMENTS. No adjustment to the Exercise Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the Exercise Price; PROVIDED that any adjustments which by reason of this Section 5.9 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Article shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1000th of a share, as the case may be. No adjustment to the Exercise Price shall be made at any time hereunder in connection with the issuance by the Company of a warrant to purchase 35,000 shares of Common Stock at an exercise price of $2.44 pursuant to the warrant agreement, dated as of November 1, 1996, among Hanger Orthopedic Group, Inc., J.E. Hanger, Inc. of Georgia and Wade L. Harghausen.

          5.10 CHANGES IN OPTIONS AND CONVERTIBLE SECURITIES. If the exercise price provided for in any Options referred to in Section 5.3 above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 5.3 above, or the rate at which any Convertible Securities referred to in Section 5.3 above are convertible into or exchangeable for Common Stock shall change at any time
(other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this
Article 5), the Exercise Price then in effect and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall forthwith be readjusted (effective only with respect to any exercise of any Warrant after such readjustment) to the Exercise Price and number of shares of Common Stock so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

          5.11 EXPIRATION OF OPTIONS AND CONVERTIBLE SECURITIES. If, at any time after any adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant shall have been made pursuant to Sections
5.3 or 5.10 above or this Section 5.11, any Options or Convertible Securities shall have expired unexercised, the number of such shares so purchasable shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and
(ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or

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                                                                            13

granting of all such Options or Convertible Securities, whether or not exercised; PROVIDED that no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Article 5 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

          5.12 OTHER ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to this Article 5, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Article 5.

          5.13 OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Article 5, then the number of shares of Common Stock or other stock for which this Warrant is exercisable shall be adjusted in such manner as may be equitable in the circumstances. If the Company shall at any time and from time to time issue or sell (i) any shares of any class of common stock other than Common Stock, (ii) any evidences of its indebtedness, shares of stock or other securities which are convertible into or exchangeable for such shares of common stock, with or without the payment of additional consideration in cash or property or (iii) any warrants or other rights to subscribe for or purchase any such shares of common stock or any such evidences, shares of stock or other securities, then in each such case such issuance shall be deemed to be of, or in respect of, Common Stock for purposes of this Article 5; PROVIDED, HOWEVER, that, without limiting the generality of the foregoing, if the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, common stock other than Common Stock, including shares of non-voting common stock, then the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the aggregate number of shares of such common stock and of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.


          ARTICLE 6. NOTICES TO WARRANT HOLDERS

          6.1 NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable, and the Exercise Price payable therefor, shall be adjusted pursuant to Article 5, the Company shall forthwith prepare a certificate to be executed by a member of the Board of Directors or one of its executive officers, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair market value of any evidences of indebtedness. other securities, properties, assets, options, warrants or subscription or purchase rights), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 5.2, 5.12 or 5.13) describing the number and kind of any other shares of stock or property for which this Warrant is exercisable. In the event that the Majority Holders shall challenge any of the calculations set forth in such certificate within 20 days after the Company's notification thereof, the Company shall retain a firm of independent certified public accountants of national standing selected by the Company and reasonably acceptable to the Majority Holders, to prepare and execute a certificate verifying the

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                                                                            14

method by which the adjustment was calculated, the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 5.2, 5.12 or 5.13) describing the number and kind of any other shares of stock or property for which this Warrant is exercisable. The Company shall promptly cause a signed copy of any certificate prepared pursuant to this Section 6.1 to be delivered to each Holder in accordance with
Section 16.2. The Company shall keep at its office or agency designated pursuant to Article 13 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

          6.2 NOTICE OF CERTAIN CORPORATE ACTION. The Holder of any Warrant shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.


          ARTICLE 7. NO IMPAIRMENT

          The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.


          ARTICLE  8.  COMMON  STOCK;   RESERVATION   AND   AUTHORIZATION   OF
                       REGISTRATION  WITH  OR  APPROVAL  OF  ANY  GOVERNMENTAL
                       AUTHORITY

          From and after the Issuance Date, the Company shall at all times reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant in accordance with the terms of such Warrant, shall be validly issued, fully paid and nonassessable and shall have been issued free from any preemptive or similar right and shall be free and clear of any lien, claim or similar charge or restriction.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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                                                                            15

          If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (otherwise than as provided in Article 11) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

          ARTICLE 9. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

          In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of
Article 5 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.


          ARTICLE 10. RESTRICTIONS ON TRANSFERABILITY

          10.1 RESTRICTIVE  LEGEND.  (a) Except as otherwise  provided in this
Article 10, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN PROVISIONS SPECIFIED IN A CERTAIN WARRANT DATED NOVEMBER 1, 1996, ORIGINALLY ISSUED BY HANGER ORTHOPEDIC GROUP, INC. (THE "WARRANT"), AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER AND THE WARRANT. A COPY OF THE FORM OF SAID WARRANT IS ON FILE WITH THE SECRETARY OF HANGER ORTHOPEDIC GROUP, INC. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH WARRANT."

          (b) Except as otherwise provided in this Article 10, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT."

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                                                                            16

          10.2 RESTRICTION ON TRANSFERS. (a) Subject to Section 10.2(b) below, prior to any Transfer of any Warrants or any shares of Warrant Stock (other than a Transfer by a Holder to the Company), the Holder of such Warrants or Warrant Stock shall deliver notice of such Transfer to the Company. Upon the Company's receipt of such notice, such Holder shall be entitled to Transfer such Warrants or such Warrant Stock in compliance with the Securities Act. Each certificate, if any, evidencing such shares of Warrant Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 10.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 10.1(b), unless such legend is not required in order to ensure compliance with the Securities Act.

          (b) Notwithstanding any other provision of this Warrant, the restrictions imposed by this Article 10 upon transferability of the Warrants and the Warrant Stock and the legend requirements of Section 10.1, shall terminate as to any particular Warrant or share of Warrant Stock when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto. Whenever the restrictions imposed by this Article 10 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE  RESTRICTIONS ON  TRANSFERABILITY  OF THIS WARRANT CONTAINED IN
     ARTICLE 10 HEREOF TERMINATED ON ____________, ____, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Article 10 shall terminate as to any share of Warrant Stock, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 10.1(a).

          (c) Notwithstanding anything in this Warrant to the contrary, in the event of a Tender Offer, the restrictive legends referred to in Sections 9.1(a) and 9.1(b) may be omitted from any Warrants or Warrant Stock sold by a Holder to the maker of the Tender Offer.

          10.3 LISTING ON SECURITIES EXCHANGE OR NASDAQ. If the Company shall list any shares of Common Stock on any securities exchange or on NASDAQ, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange or NASDAQ rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

          10.4 COVENANT REGARDING CONSENTS. The Company hereby covenants to use its best efforts upon request of one or more Holders to seek any waivers or consents, or to take any other action required, to effectuate the exercise of this Warrant by any Holder.


          ARTICLE 11. REGISTRATION RIGHTS

          11.1 INCIDENTAL REGISTRATIONS. (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time after the date hereof proposes to register its Common Stock (or any security which is convertible into or exchangeable or exercisable for Common Stock) under the Securities Act

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                                                                            17

(other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 11.1. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; PROVIDED that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 11.1(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. Nothing in this Section 11.1 shall operate to limit the right of Holder to (i) request the registration of Warrant Stock issuable upon exercise of Warrants held by such Holder notwithstanding the fact that at the time of request, such Holder holds only Warrants or (ii) request the registration at one time of both Warrants and Warrant Stock.

          (b) EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 11.1.

          (c) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 11.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the Securities offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell and (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

          11.2 REGISTRATION ON REQUEST. (a) REQUEST BY THE DEMAND PARTY. At any time, upon the written request of the Demand Party requesting that the Company effect the registration under the Securities Act of all or part of such Demand Party's Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such

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                                                                            18

requested registration to all other Holders of such Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

          (i) such Registrable Securities which the Company has been so requested to register by the Demand Party; and

          (ii) all other Registrable Securities as are to be registered at the request of a Demand Party and which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; PROVIDED, that, unless Holders of a majority of the Registrable Securities held by Holders consent thereto in writing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 11.2(a) (x) within a period of nine months after the effective date of any other registration statement relating to any registration request under this Section 11.2(a) which was not effected on Form S-3 (or any successor or similar short-form registration statement) or relating to any registration effected under Section 11.1, or (y) if with respect thereto the managing underwriter, the Commission, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders of the Registrable Securities to be registered agree to pay the expenses of the Company in connection with such an audit other than the regular audit). Nothing in this Section 11.2 shall operate to limit the right of Holder to (i) request the registration of Warrant Stock issuable upon exercise of Warrants held by such Holder notwithstanding the fact that at the time of request, such Holder holds only Warrants or (ii) request the registration at one time of both Warrants and Warrant Stock.

          (b) REGISTRATION STATEMENT FORM. If any registration requested pursuant to this Section 11.2 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

          (c) EXPENSES. The Company will pay all Registration Expenses in connection with the first two (2) registrations of each class or series of Registrable Securities pursuant to this Section 11.2 upon the written request of any of the Holders; PROVIDED that the Company will pay Registration Expenses in connection with an additional two (2) such registrations if the Company shall have not repaid in full all amounts borrowed pursuant to the Note Purchase Agreement on or prior to May 1, 1998; PROVIDED, FURTHER that any requested registration by Holder of both Warrants and Warrant Stock at one time shall only count as one registration. All expenses for any subsequent registrations of Registrable Securities pursuant to this Section 11.2 shall be paid pro rata by the Company and all other Persons (including the Holders) participating in such registration on the basis of the relative number of Warrants or shares of Warrant Stock, as the case may be, of each such person whose Registrable Securities are included in such registration.

          (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 11.2 will not be deemed to have been effected unless it has become effective and all of the Registrable

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                                                                            19

Securities registered thereunder have been sold; PROVIDED that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected.

          (e) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 11.2 involves an underwritten offering, the Holders of a majority of the Registrable Securities which are held by Holders and which the Company has been requested to register shall have the right to select the investment banker or bankers and managers to administer the offering; PROVIDED, HOWEVER, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company.

          (f) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 11.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

          (g) ADDITIONAL RIGHTS. If the Company at any time grants to any other holders of capital stock any rights to request the Company to effect the registration under the Securities Act of any such shares of capital stock on terms more favorable to such holders than the terms set forth in this Section 11.2, the terms of this Section 11.2 shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

          11.3 REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

          (i) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 11.1 at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 270 days and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended

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     methods of disposition by the seller or sellers thereof set forth in such registration statement; PROVIDED that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel selected pursuant to Section 11.6 hereof by the Holders of the Registrable Securities covered by such registration statement to represent such Holders, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

          (iii) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

          (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 11.3, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

          (viii) (A) if such Registrable Securities are Warrant Stock, use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then

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                                                                            21

     listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; (B) if such Registrable Securities are Warrants, upon the reasonable request of sellers of a majority of such Registrable Securities, use its best efforts to list the Warrants and, if requested, the Warrant Stock underlying the Warrants, notwithstanding that at the time of request such sellers hold only Warrants, on any securities exchange so requested, if such Registrable Securities are not already so listed, and if such listing is then permitted under the rules of such exchange; (C) and use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (ix) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Section 11.4 hereof, and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

          (x) obtain a "cold comfort" letter or letters from the Company's independent public accounts in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement);

          (xi) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (xii) notify counsel (selected pursuant to Section 11.6 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

          (xiii) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

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          (xiv)  if  requested  by the  managing  underwriter  or agent or any
     Holder of Registrable  Securities covered by the registration  statement,
     promptly  incorporate  in  a  prospectus   supplement  or  post-effective
     amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

          (xv) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

          (xvi) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

          (xvii) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 11.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause
(vi) of this Section 11.3, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 11.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 11.3 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 11.3.

          11.4 INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 11.1 or 10.2, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers or general and limited partners (including any

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director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "INDEMNIFIED PARTIES"), against any and all losses, claims, damages or liabilities, joint or several, and expenses
(including   reasonable   attorney's   fees   and   reasonable   expenses   of
investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; PROVIDED that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

          (b) INDEMNIFICATION BY THE SELLER. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 11.3 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 11.4) the Company and all other prospective sellers with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 11.4, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding

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subdivisions of this Section 11.4,  except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d)  CONTRIBUTION.  If the  indemnification  provided  for  in  this
Section 11.4 from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 11.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 11.4 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          (f)  NON-EXCLUSIVITY.  The  obligations  of the  parties  under this
Section 11.4 shall be in addition to any liability which any party may otherwise have to any other party.

          11.5 RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will

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take  such  further  action  as  any  Holder  of  Registrable  Securities  may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 11.5, the Company may, with the consent of the Majority Holders, deregister under
Article 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

          11.6 SELECTION OF COUNSEL. In connection with any registration of Registrable Securities pursuant to Sections 11.1 and 11.2 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; PROVIDED, HOWEVER, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

          11.7 HOLDBACK AGREEMENT. If any such registration shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before, or such period not to exceed 180 days as the underwriting agreement may require (or such lesser period as the managing underwriters may permit) after, the effective date of such registration (except as part of such registration), and the Company hereby also so agrees and agrees to cause each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

          11.8 SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Article 11 were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this
Article 11 and to enforce specifically the terms and provisions thereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or in equity.


          ARTICLE 12. LOSS OR MUTILATION

          Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder (without expense to the Holder); PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

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          ARTICLE 13. OFFICE OF THE COMPANY

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.


          ARTICLE 14. FINANCIAL AND BUSINESS INFORMATION

          The Company will deliver to CVCA and Paribas (so long as the CVCA and Paribas hold any Warrant) and to each subsequent holder of a Warrant representing at least 25% of the Warrant Shares:

          (a) so long as the Note Purchase Agreement is in effect, all financial statements, projections, certificates and other information required to be delivered to the "Purchasers" pursuant to Section 6.1 of the Note Purchase Agreement, the terms of which are incorporated herein by reference and deemed to be a part hereof, which statements, projections, certificates and other information will be delivered at such times as they are required to be delivered to the "Purchasers" under the Note Purchase Agreement;

          (b) from and after such time as the Note Purchase Agreement is no longer in effect, all financial statements, projections, certificates and other information required to be delivered by the Company and its Subsidiaries to their senior lenders; and

          (c) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company generally sends to its stockholders.

          Except as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Person entitled to receive information regarding the Company and its Subsidiaries under this Article 14 will maintain the confidentiality of all nonpublic information obtained by it hereunder which the Company has reasonably designated as proprietary or confidential in nature; provided that each such Person may disclose such information in connection with the sale or transfer or proposed sale or transfer of any Warrant Shares if such Person's transferee (or proposed transferee) agrees in writing to be bound by the provisions of this paragraph.


          ARTICLE 15. LIMITATION OF LIABILITY

          No provision hereof, in the absence of affirmative action by the Holder hereof to receive shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for any value subsequently assigned to the Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. Notwithstanding any other provision of this Agreement, neither the general partners nor limited partners of a Holder, nor any future general partners or limited partners of a Holder, shall have any personal liability for performance of any obligation of a Holder under this Agreement in excess of the respective capital contribution of such general partner and limited partners to such Holder.

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                                                                            27

          ARTICLE 16. MISCELLANEOUS

          16.1 NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder hereof shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder hereof such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by such Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          16.2 NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) If to any Holder, at its last known address appearing on the books of the Company maintained for such purpose.

          (b) If to the Company at:

              Hanger Orthopedic Group, Inc.
              7700 Old Georgetown Road
              Bethesda, Maryland 20814
              Attention:  Richard A. Stein

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

          16.3  SUCCESSORS  AND ASSIGNS.  Subject to the provisions of Section
3.1 and Articles 10 and 12, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder. Without limitation to the foregoing, in the event that a Holder distributes or otherwise transfers any shares of the Registrable Securities to any of its present or future general or limited partners, the Company hereby acknowledges that the registration rights granted pursuant to Article 11 of this Agreement shall be transferred to such partner or partners on a pro rata basis, and that at or after the time of any such distribution or transfer, any such partner or group of partners may designate a Person to act on its behalf in delivering any notices or making any requests hereunder.

          16.4 AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and holders of Warrants

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                                                                            28

exercisable for in excess of 50% of the aggregate number of shares of Common Stock then receivable upon exercise of all Warrants whether or not then exercisable, provided that no such Warrant may be modified or amended in a manner which is adverse to the CVCA or Paribas or any of its successors or assigns, so long as such Person holds any Warrants or Warrant Stock, without the prior written consent of such Person.

          16.5 SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          16.6 HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          16.7 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE COMPANY CONSENTS TO PERSONAL JURISDICTION, WAIVES ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF
JURISDICTION OR VENUE, IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PARTIES AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT CERTIFICATE AND THE WARRANTS EVIDENCED HEREBY. SERVICE OF PROCESS ON THE COMPANY OR HOLDER IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY IN ACCORDANCE WITH THE PROCEDURES AND REQUIREMENTS SET FORTH IN SECTION 16.2.

          16.8 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN
ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

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

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon.

Dated:  November 1, 1996

                                                 HANGER ORTHOPEDIC GROUP, INC.

                                                 By /s/RICHARD A. STEIN
                                                    ----------------------
                                                    Name: Richard A. Stein
                                                    Title: Vice President

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

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                [To be executed only upon exercise of Warrant]


           The undersigned registered owner of the accompanying Warrant exercises such Warrant for _______ shares of Section 2.2(__) Warrant Stock(1) of Hanger Orthopedic Group, Inc., all on the terms and conditions specified in such Warrant and

 [ ] herewith tenders payment of either (x) the Aggregate Exercise Price in cash or (y) pursuant to the surrender by Holder of Notes having a Fair Value equal to the Aggregate Exercise Price for the number of shares of Common Stock specified above to the order of Hanger Orthopedic Group, Inc. in the amount of $_________ in accordance with the terms hereof; or


 [ ] elects not to pay the Aggregate Exercise Price with respect to the shares of Common Stock specified above and, in lieu thereof, elects to surrender this Warrant (or the relevant portion thereof) in exchange for such number of shares of Common Stock having an aggregate value (based on the Market Price on the date hereof minus the Exercise Price) equal to the Aggregate Exercise Price for the number of shares requested for exercise above. -------- 1 Specify the number of shares of Section 2.2(a) Warrant Stock and/or Section 2.2(b) Warrant Stock being exercised hereby.


 -------------------------------
 (1) Specify  the  number of shares of Section  2.2(a)  Warrent  Stock  and/or
     Section 2.2(b) Warrent Stock being exercised hereby.

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

                                                                             2

           The undersigned requests that certificates for [all] [_________ of] the shares of Common Stock to be received pursuant hereto (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________________________________________, whose address is
 ________________________________________   [add  any   additional   names  and
 addresses together with the number of shares of Common Stock (and any securities or other property issuable upon such exercise) to be issued to such person or entity)], and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


 ---------------------------------
  (Name of Registered Owner)


 ---------------------------------
  (Signature of Registered Owner)


 ---------------------------------
  (Street Address)


 ---------------------------------
  (City) (State) (Zip Code)



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

                                   EXHIBIT B

                                ASSIGNMENT FORM


          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock, adjusted as of the date of this assignment as provided in the Warrant, set forth below:

                                              NO. OF SHARES OF
NAME AND ADDRESS OF ASSIGNEE                    COMMON STOCK






and does hereby irrevocably constitute and appoint _____________________ attorney-in-fact to register such transfer on the books of Hanger Orthopedic Group, Inc. maintained for the purpose, with full power of substitution in the premises.


Dated: _______________________________

Print
Name:  _______________________________


Signature:  __________________________


Witness:  ____________________________


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

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